Employee Benefit Plans	12 Months Ended
Sep. 27, 2013
Text Block [Abstract]
Employee Benefit Plans

9. EMPLOYEE BENEFIT PLANS

The Company established a defined contribution savings plan under Section 401(k) of the Code (Section 401(k)) on October 1, 2009 (401(k) Plan). The 401(k) Plan follows a calendar year, covers substantially all U.S. employees who meet minimum age and service requirements, and allows participants to defer a portion of their annual compensation on a pretax basis, subject to legal limitations. Company contributions to the plan may be made at the discretion of the Company’s board of directors. There were no Company contributions made to the 401(k) Plan for calendar year 2013 through September 27, 2013. Contributions to the 401(k) Plan for calendar years 2013, 2012 and 2011 were $1.0 million, $1.0 million and $1.1 million, respectively.

The Company’s employees located in foreign jurisdictions meeting minimum age and service requirements participate in defined contribution plans whereby participants may defer a portion of their annual compensation on a pretax basis, subject to legal limitations. Company contributions to these plans are discretionary and vary per region. The Company expensed contributions of $881,000, $711,000 and $681,000 for fiscal years 2013, 2012 and 2011, respectively.

Nitronex has an established defined contribution savings plan (Nitronex Plan) under Section 401(k) covering substantially all U.S. employees who meet minimum age and service requirements, and allows participants to defer a portion of their annual compensation on a pretax basis, subject to legal limitations. The Nitronex Plan follows a calendar year. Employer contributions to the Nitronex Plan are discretionary and the contribution made for calendar year 2013 aggregated $84,000, which was paid in February 2014. No employer contributions were made to the Nitronex Plan for calendar year 2012.